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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  JULY 22, 2004
                Date of Report (Date of earliest event reported)




                              DATAWATCH CORPORATION
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             (Exact name of registrant as specified in its charter)




          DELAWARE                 000-19960                   02-0405716
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(State or other jurisdiction      (Commission               (I.R.S. Employer
     of incorporation)            File Number)              Identification No.)



                           175 CABOT STREET, SUITE 503
                              LOWELL, MASSACHUSETTS             01854
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                    (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (978) 441-2200



                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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         The following information and the information set forth in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On July 22, 2004, Datawatch Corporation (the "Company") issued a press release reporting its financial results for the fiscal quarter ended June 30, 2004. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.




































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                                   SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             DATAWATCH CORPORATION


July 22, 2004                                By: /s/ Robert W. Hagger
                                                 ------------------------------
                                             Name:   Robert W. Hagger
                                             Title:  President, Chief Executive
                                                     Officer and Director




























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                                  EXHIBIT INDEX
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EXHIBIT NUMBER          DESCRIPTION
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99.1                    Press Release dated July 22, 2004.



































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